UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2024 (December 28, 2023)

HEALTHCARE TRIANGLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40903	84-3559776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7901 Stoneridge Dr., Suite 220 Pleasanton, CA 94588

(Address of principal executive offices)

(925)-270-4812

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HCTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The purpose of this Amendment No.1 to the Current Report on Form 8-K of Healthcare Triangle, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission on January 2, 2024 (the “Form 8-K”), is to replace Exhibit 4.1, Form of Senior Secured 15% Original Issue Discount Convertible Promissory Note, of the Form 8-K with Exhibit 4.1 attached to this Amendment No. 1. During the Edgarization process, the wrong Exhibit 4.1 was inadvertently added.

This Amendment No.1 affects only Exhibit 4.1 and does not otherwise change or update the disclosures or financial information set forth the Form 8-K as originally filed and does not otherwise reflect events occurring after the original filing of the Form 8-K.

Item 1.01. Entry Into a Material Definitive Agreement.

On December 28, 2023, Healthcare Triangle, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor (the “Investor”), pursuant to which the Company agreed to issue to the Investor Senior Secured 15% Original Issue Discount Convertible Promissory Notes (the “Notes”) in the aggregate principal amount of up to $5,200,000 which will result in gross proceeds to the Company in the amount of up to $4,420,000 due to the original issue discount, and warrants (the “Warrants”) to purchase a number of shares of the Company’s common stock (the “Warrant Shares”) equal to 50% of the face value of the Notes divided by the volume weighted average price, in three tranches (such transaction, the “Private Placement”). The Purchase Agreement contains customary representations and warranties by the Company and, additional closings are subject to additional closing conditions detailed in the transaction documents.

Under the first tranche of funding, which closed upon signing of the Purchase Agreement on December 28, 2023, the Company issued a Note to the Investor in the principal amount of $2,000,000 which resulted in gross proceeds to the Company of $1,700,000 and Warrants to purchase up to an aggregate of 357,500 Warrant Shares. The Note and Warrants issued in the first tranche of funding have an initial fixed conversion and exercise price of $3.44688 per share, respectively, subject to adjustment. The Warrants carry a 5-year term and, if not exercised, will terminate on December 28, 2028.

Upon the 60th day following the effectiveness of the Registration Statement (as defined below), and subject to the satisfaction of certain conditions, a second tranche of funding may be provided by the Investor with the mutual consent of the Company and the Investor in the aggregate principal amount of $1,000,000, for gross proceeds to the Company of $850,000. Such additional principal amounts, if funded, will be represented by a new Note, and the Investor will be entitled to receive additional Warrants to purchase Warrant Shares equal to 50% of the face value of the Note divided by the volume weighted average price.

Upon the 90th day following the closing of the second tranche of funding, and subject to the satisfaction of certain conditions, a third tranche of funding may be provided by the Investor with the mutual consent of the Company and the Investor in the aggregate principal amount of $2,200,000, for gross proceeds to the Company of $1,870,000. Such additional principal amounts, if funded, will be represented by a new Note, and the Investor will be entitled to receive additional Warrants to purchase Warrant Shares equal to 50% of the face value of the Note divided by the volume weighted average price.

Each Note matures 18 months after issuance, does not bear any interest unless an event of default occurs, in which case the Note will bear interest at an annual rate of 18%, and is convertible into shares of the Company’s common stock (the “Conversion Shares”) at an initial conversion price equal to $3.44688, provided that if an event of default has occurred and is continuing without cure, the conversion price will be the lesser of (i) $3.44688, (ii) 95% of the average of the three lowest daily volume weighted average prices of the common stock during the 20 trading days immediately preceding the notice of conversion of the Note, and (iii) 80% of the lowest daily volume weighted average price in the 10 trading days immediately preceding the applicable conversion date, subject to adjustment as further specified in the Note. Each Note is fully repayable in cash upon maturity. In addition, the Investor has the option of requiring prepayment of up to 25% of the issuance amount of a subsequent financing. In addition, as to each Note, beginning on the earlier of (i) 60 days from issuance and (ii) the date on which the resale registration statement registering the Conversion Shares issuable under the Note and the Warrant Shares issuable under the corresponding Warrants has been declared effective by the Securities and Exchange Commission, the Company must make monthly payments equal to 105% of the total principal amount multiplied by the quotient determined by dividing one by the number of months remaining until the maturity date as of the initial payment date (the “Monthly Payments”), until the principal amount has been paid in full prior to or on the maturity date or, if earlier, upon acceleration, conversion or redemption of the Note in accordance with its terms. The Monthly Payments are payable in cash; provided that subject to certain limitations the Company may elect to pay all or part of a Monthly Payment in Conversion Shares in lieu of a cash payment based on a price per share equal to the lower of (i) conversion price then in effect, and (ii) 95% of the average of the three lowest daily volume weighted average prices of the common stock during the 20 trading days immediately preceding the applicable payment date, subject to adjustment and to the floor price set forth in the applicable Note. If for any Monthly Payment the number of Conversion Shares issued as payment is limited by the floor price, the Company is required to pay the economic difference in cash.

The Note contains a number of customary events of default. Additionally, the Notes are secured by all of the assets of the Company and its subsidiaries, pursuant to a security agreement that was entered into with the Investor, in connection with the issuance of the Note (the “Security Agreement”). In addition to the Security Agreement, the Company also entered into a pledge agreement pledging the entire capital stock and other equity interests in its subsidiaries to the Investor, in connection with the issuance of the Notes (the “Pledge Agreement”). Lastly, to further secure the Company’s obligations under the Notes, Devcool, Inc., Company’s wholly owned subsidiary (“Devcool”), also executed a Subsidiary Guarantee (the “Subsidiary Guarantee”), pursuant to which Devcool agrees to guaranty the Company’s obligations owed to the Investor. An Intercreditor Agreement (the “Intercreditor Agreement”) by and between Seacoast Business Funding and the Investor was also entered into.

In connection with the Private Placement, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investor, pursuant to which the Company agreed to file a registration statement (a “Registration Statement”) with the Securities and Exchange Commission registering the resale of the Conversion Shares and the Warrant Shares within 15 days after the closing of the first tranche of funding and within 15 days each after the closing of the second tranche and the third tranche of funding, as applicable, and to cause any such Registration Statement to become effective within 60 days after filing.

The offer and sale of the Notes, Conversion Shares, Warrants and Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and accordingly may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

The above descriptions of the terms and conditions of the Form of the Notes, the Form of the Warrants, the Purchase Agreement, the Security Agreement, the Pledge Agreement, the Subsidiary Agreement, the Intercreditor Agreement and the Registration Rights Agreement do not purport to be complete, and are qualified in their entirety by reference to the full text of such agreements and instruments, which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and are incorporated by reference herein.

Separately, on January 2, 2024, the Company issued a press release announcing the Private Placement, a copy of which is attached as Exhibit 99.1 to this Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Form of Senior Secured 15% Original Issue Discount Convertible Promissory Note.*
4.2	Form of Common Stock Purchase Warrant.* (incorporated by reference to Exhibit 4.2 to Company’s 8-K filed with the Commission on January 2, 2024)
10.1	Securities Purchase Agreement.* (incorporated by reference to Exhibit 10.1 to Company’s 8-K filed with the Commission on January 2, 2024)
10.2	Security Agreement.* (incorporated by reference to Exhibit 10.2 to Company’s 8-K filed with the Commission on January 2, 2024)
10.3	Pledge Agreement.* (incorporated by reference to Exhibit 10.3 to Company’s 8-K filed with the Commission on January 2, 2024)
10.4	Subsidiary Guarantee* (incorporated by reference to Exhibit 10.4 to Company’s 8-K filed with the Commission on January 2, 2024)
10.5	Intercreditor Agreement* (incorporated by reference to Exhibit 10.5 to Company’s 8-K filed with the Commission on January 2, 2024)
10.6	Form of Registration Rights Agreement.* (incorporated by reference to Exhibit 10.6 to Company’s 8-K filed with the Commission on January 2, 2024)
99.1	Press Release, dated January 2, 2024 (incorporated by reference to Exhibit 99.1 to Company’s 8-K filed with the Commission on January 2, 2024)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain information in these exhibits has been omitted because it is both not material and the type of information that the registrant treats as private or confidential.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Triangle, Inc.

Date: January 12, 2024	By:	/s/ Thyagarajan Ramachandran
	Name:	Thyagarajan Ramachandran
	Title:	Chief Financial Officer

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